SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     August 5, 2004
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                              SORL AUTO PARTS, INC.
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               (Exact name of Registrant as Specified in Charter)

               Delaware                                000-11991                             30-0091294
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     (State of Other Jurisdiction                     (Commission                           (IRS Employer
           of Incorporation)                          File Number)                        Identification No.)
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            No. 1169 Yumeng Road, Ruian Economic Development District
                          Ruian City, Zhejiang Province
                           People's Republic of China
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code   86-21-6440-1678
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                           The Enchanted Village, Inc.

          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.    Changes in Registrant's Certifying Accountant

         Effective August 5, 2004, SORL Auto Parts, Inc. (the "Company") dismissed Hein & Associates LLP ("Hein") as the Company's independent registered public accounting firm. Effective August 5, 2004, the Company engaged Rotenberg
& Co. LLP (Rotenberg") as the Company's new independent registered public accounting firm. The dismissal of Hein and the engagement of Rotenberg were approved by the Company's Board of Directors.

         Prior to Rotenberg becoming the independent registered public accounting firm for the Company, neither the Company, nor anyone on its behalf, consulted with Rotenberg regarding either the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined at Item
304 (a)(1)(iv) of Regulation S-B.

         Hein audited the Company's financial statements for the fiscal year ended January 31, 2004. Hein's report for this period did not contain an adverse opinion or a disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except that the report indicated that the Company's losses from operations raised substantial doubt about its ability to operate as a going concern.

         During the fiscal year ended January 31, 2004 and the interim period from February 1, 2004 through June 30, 2004, there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the fiscal year ended January 1, 2004 and the interim period from February 1, 2004 through June
30, 2004.

         The Company has provided Hein with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as its independent registered public accounting firm and, if not, stating the respects in which it does not agree. A copy of Hein's letter is attached as an exhibit to this Current Report on Form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SORL Auto Parts, Inc.

Date: August 5, 2004                    By: /s/ Xiao Ping Zhang
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                                        Name:  Xiao Ping Zhang
                                        Title: Chief Executive Officer